U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 18, 2003


                            GENERAL CABLE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                              --------------------



          Delaware                     1-12983                    06-1398235
----------------------------  ----------------------------   -------------------
(State or other jurisdiction                                 (I.R.S. Employer
      of incorporation or       (Commission File Number)     Identification No.)
         organization)

                              ---------------------



                                4 Tesseneer Drive
                        Highland Heights, Kentucky 41076
--------------------------------------------------------------------------------
           (Address of principal executive offices, including zip code


                                 (859) 572-8000
                -----------------------------------------------
                         Registrant's telephone number,
                               including area code


                                 Not Applicable
                -----------------------------------------------
                         (Former name or former address,
                          if changed since last report)

ITEM 5.  Other Events

         On December 18, 2003, the registrant issued a news release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7. Financial Statements and Exhibits

         (c) The exhibit accompanying this report is listed in the Index to Exhibits.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       GENERAL CABLE CORPORATION


Date:    December 18, 2003         By: /s/ Robert J. Siverd
                                       -------------------------------
                                       Robert J. Siverd
                                       Executive Vice President, General Counsel

                                INDEX TO EXHIBITS

Number     Description                                         Method of Filing
-----      -----------                                         ----------------

99.1       General Cable Corporation news release dated        Filed herewith
           December 18, 2003